UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):     June 29, 2005

MILLENNIUM BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

VIRGINIA	000-49611	54-1920520
State or Other Jurisdiction of	Commission File No.	I.R.S. Employer Identification
Incorporation or Organization		Number

1601 WASHINGTON PLAZA
RESTON, VIRGINIA 20190
(Address of principal executive offices)

(703) 464-0100
(Registrant’s Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Slide Presentation

Item 8.01 Other Events

     Millennium Bankshares Corporation is furnishing its slide presentation, which it may use from time to time in presentations related to its pending acquisition of Albemarle First Bank. The slide presentation is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits. The following materials are furnished as an exhibit to this Current Report on Form 8-K:

99.1	Slide presentation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM BANKSHARES CORPORATION

Date: June 29, 2005	By:	/s/ Dale G. Phelps

Dale G. Phelps
Executive Vice President and Chief Financial Officer